UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                PHOTOMATICA, INC.
             (Exact name of Registrant as specified in its charter)


           NEVADA                                             20-4412118
  (State of Incorporation)                                 (I.R.S. Employer
                                                         Identification No.)


              112 NORTH CURRY STREET
              CARSON CITY, NV 89703                             89703
     (Address of principal executive offices)                 (Zip Code)

        Securities to be registered pursuant to Section 12(g) of the Act:

     Title of each class                  Name of each exchange of which
     to be so registered                  each class is to be registered

        NOT APPLICABLE                            NOT APPLICABLE

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. |_|

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. |X|

Securities  Act  registration  statement file number to which this form relates:
NO. 333-138684

Securities to be registered pursuant to Section 12(g) of the Act:

                    COMMON STOCK, PAR VALUE $0.001 PER SHARE

                                (Title of Class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Common Stock of the Registrant is set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form SB-2 (File No. 333-138684) as filed with the Securities and Exchange Commission on November 14, 2006, as amended, and including any form of prospectus therein filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which description is herein incorporated by reference.

ITEM 2. EXHIBITS

  EXHIBIT NO.   DESCRIPTION
      3.1       Articles of Incorporation*
      3.2       Bylaws*

* As filed in the Registrant's Registration Statement on Form SB-2 (File No. 333-138684) on November 14, 2006.


                                   SIGNATURES

In accordance  with Section 12 of the Exchange Act of 1934, the Registrant  duly
caused  this  registration   statement  to  be  signed  on  its  behalf  by  the
undersigned, thereunto duly authorized.

                                           PHOTOMATICA, INC.
                                           (Registrant)


Date: May 8, 2007                          By:   /s/    ALAIN KARDOS
                                                 _____________________
                                                 Name:  Alain Kardos
                                                 Title: President